UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 4, 2017
Date of Report
(Date of earliest event reported)

WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 792-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosures
On August 4, 2017, WSFS Financial Corporation (the "Registrant") has made available on its website an Investor Presentation (the "Investor Presentation") which provides information to investors about the Registrant. A copy of the presentation materials is attached as Exhibit 99.1 and is incorporated herein by reference. This information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
Item 9.01 Exhibits
(d) Exhibits
Exhibit 99.1 - Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	August 4, 2017	By:	/s/ Dominic C. Canuso
Dominic C. Canuso Executive Vice President and Chief Financial Officer